UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 6, 2012

(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2012, Equity LifeStyle Properties, Inc. (the “Company”) and MHC Operating Limited Partnership, an Illinois limited partnership (the “Operating Partnership”), entered into four separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of RBC Capital Markets, LLC, RBS Securities Inc., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each, individually, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may sell, from time to time, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to of $125,000,000, through the Sales Agents (the “Offering”).

The Common Stock sold in the Offering will be issued pursuant to a prospectus dated May 8, 2012, and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2012, in connection with one or more offerings of shares under the Company’s shelf registration statement on Form S-3 (Registration No. 333-181242) filed with the SEC on May 8, 2012 and which was automatically effective upon filing. Sales of the Common Stock made pursuant to the Equity Distribution Agreements, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, which includes sales made directly on the New York Stock Exchange, the existing trading market for the Company’s Common Stock, or sales made to or through a market maker other than on an exchange. The Company intends to use the proceeds from any sales in the Offering for general corporate purposes, which may include the repayment of existing indebtedness, the development or acquisition of additional properties as suitable opportunities arise and the renovation, expansion and improvement of the Company’s existing properties.

The Company made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the Common Stock in each Equity Distribution Agreement and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Copies of the Equity Distribution Agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and the descriptions of the material terms of the Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Clifford Chance US LLP regarding the legality of the Common Stock.

8.1	Opinion of Clifford Chance US LLP regarding certain tax matters.

10.1	Equity Distribution Agreement, dated September 6, 2012, by and among the Company, the Operating Partnership and RBC Capital Markets, LLC.

10.2	Equity Distribution Agreement, dated September 6, 2012, by and among the Company, the Operating Partnership and RBS Securities Inc.

10.3	Equity Distribution Agreement, dated September 6, 2012, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC.

10.4	Equity Distribution Agreement, dated September 6, 2012, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1).

23.2	Consent of Clifford Chance US LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

Date: September 6, 2012	By:	/s/ Marguerite Nader
Marguerite Nader
President and Chief Financial Officer